              As filed with the Securities and Exchange Commission
                              on January 29, 1997


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                                                     1933 Act File No. 2-99752
                                                    1940 Act File No. 811-4384

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            ------------------------

                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             x
                                                                         -----
                      Pre-Effective  Amendment No.
                                                                         -----

                      Post-Effective Amendment No. 13                      x
                                                                         -----

                                      and

                      REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                       x

                                Amendment No. 13

                            ------------------------

                        STRONG SCHAFER VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                645 Fifth Avenue
                           New York, New York  10022
                    (Address of Principal Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 644-1800
                                David K. Schafer
                        Strong Schafer Value Fund, Inc.
                                645 Fifth Avenue
                           New York, New York  10022
                    (Name and Address of Agent for Service)

                                    Copy to:
                              Andrew H. Shaw, Esq.
                                Sidley & Austin
                            One First National Plaza
                            Chicago, Illinois  60603

It is proposed that this filing will become effective (check appropriate box)

               immediately upon filing pursuant to paragraph (b)
-----
  x            on February 1, 1997 pursuant to paragraph (b)
-----
               60 days after filing pursuant to paragraph (a)
-----
               on (date) pursuant to paragraph (a) of rule 485
-----

                           -------------------------

Pursuant to the provision of Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of capital stock under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on November 22, 1996.

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                             CROSS REFERENCE SHEET
                     BETWEEN PROSPECTUS, TOGETHER WITH THE
               STATEMENT OF ADDITIONAL INFORMATION, AND FORM N-1A



PART A

 Information Required in Prospectus        Prospectus Caption
 ------------------------------------      ------------------
 Item 1.   Cover Page.                     Cover Page.

 Item 2.   Synopsis.                       Expenses.

 Item 3.   Condensed Financial             Financial Highlights;
           Information.                    About The Fund.


 Item 4.   General Description of          Cover page; Investment Objective and
           Registrant.                     Policies; About The Fund.


 Item 5.   Management of the Fund.         About The Fund;
                                           Shareholder Manual.

 Item 5A.  Management's Discussion of      Included in Annual Report.
           Fund Performance.

 Item 6.   Capital Stock and Other         About the Fund;
           Securities.                     Shareholder Manual.

 Item 7.   Purchase of Securities          Cover Page; Shareholder
           Being Offered.                  Manual --  How to Buy
                                           Shares; Determining Your
                                           Share Price.

 Item 8.   Redemption or Repurchase.       Shareholder Manual --
                                           How to Sell Shares.

 Item 9.   Pending Legal Proceedings.      Not Applicable.

PART B

 Information Required in                       Statement of
 Statement of Additional                 Additional Information
 Information                                    Caption
 -------------------------------         ----------------------
 Item 10.  Cover Page.                   Cover Page.

 Item 11.  Table of Contents.            Table of Contents.

 Item 12.  General Information           Not Applicable.
           and History.

 Item 13.  Investment Objectives         Investment Objective
           and Policies.                 and Policies;
                                         Investment
                                         Restrictions.

 Item 14.  Management of the             Directors and Officers
           Fund.                         of the Fund;
                                         Investment Advisor and
                                         Investment Advisory
                                         Agreement.

 Item 15.  Control Persons and           Directors and Officers
           Principal Holders of          of the Fund; Principal
           Securities.                   Shareholders.

 Item 16.  Investment Advisory           Investment Advisor and
           and Other Services.           Investment Advisory
                                         Agreement; Custodian;
                                         Transfer Agent;
                                         Experts.

 Item 17.  Brokerage Allocation          Brokerage.
           and Other Practices.

 Item 18.  Capital Stock and             Not Applicable.
           Other Securities.

 Item 19.  Purchase, Redemption          Purchase, Redemption
           and Pricing of                and Pricing of Shares.
           Securities Being
           Offered.

 Item 20.  Tax Status.                   Tax Status.

 Item 21.  Underwriters.                 Distributor.

 Item 22.  Calculation of                Performance
           Performance Data.             Information.

 Item 23.  Financial Statements.         Financial Statements
                                         Incorporated by
                                         Reference.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                        STRONG SCHAFER VALUE FUND, INC.

                                                                    STRONG FUNDS
                                                                   P.O. Box 2936
                                                      Milwaukee, Wisconsin 53201
                                                       Telephone: (414) 359-1400
                                                       Toll-Free: (800) 368-3863
                                                Device for the Hearing-Impaired:
                                                                  (800) 999-2780

   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds and cash management funds.

   The Strong Schafer Value Fund (the "Fund") is described in this Prospectus. The Fund is a no-load, open-end, diversified mutual fund, the primary objective of which is long-term capital appreciation principally through investment in common stocks and other equity securities. Current income is a secondary objective.

   The investment advisor for the Fund is Schafer Capital Management, Inc. (the "Advisor").
                      ------------------------------------


   This Prospectus should be read carefully and retained for future reference. It sets forth concisely the information about the Fund that an investor should know before investing. A Statement of Additional Information dated February 1, 1997 containing additional information about the Fund is incorporated by reference into this Prospectus and has been filed electronically with the Securities and Exchange Commission (the "Commission") and is available without charge upon oral or written request of the Fund at the address and telephone number set forth above. The Commission also maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants (including the Fund) that file electronically with the Commission.

                      ------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


                                February 1, 1997


                             ---------------------

                               PROSPECTUS PAGE I-1

                               TABLE OF CONTENTS

         EXPENSES................................    I-3
         FINANCIAL HIGHLIGHTS....................    I-4
         INVESTMENT OBJECTIVE AND POLICIES.......    I-5
         ABOUT THE FUND..........................    I-7
         SHAREHOLDER MANUAL......................   II-1

                             ---------------------

                               PROSPECTUS PAGE I-2

                                    EXPENSES

   The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, the Fund's investment objective and the Fund's past performance.


A.      Shareholder Transaction Expenses
        Sales Load Imposed on Purchases.........................   none
        Sales Load Imposed on Reinvested Dividends..............   none
        Deferred Sales Load Imposed on Redemptions..............   none
B.      Annual Fund Operating Expenses (as a percent of average
        net assets)
        Management Fees.........................................  1.00%
        12b-1 Fees..............................................   none
        Other Expenses..........................................   .27%
                                                                  -----
                 Total Fund Operating Expenses..................  1.27%
                                                                  =====
C.      Example
        You would pay the following expenses on a $1,000
        investment, assuming (1) a 5% annual return and (2)
        redemption at the end of each period:



1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------     -------     -------     --------
  $13         $40         $69         $153


EXPLANATION OF TABLES AND EXAMPLE

   A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of a fund. There are none for the Fund.


   B. Annual Fund Operating Expenses are based on amounts incurred during the Fund's most recent fiscal year ended September 30, 1996. Management Fees are paid by the Fund to Schafer Capital Management, Inc. (the "Advisor") for managing its investments and business affairs. Other Expenses are principally for maintaining shareholder records, furnishing shareholder statements and reports, and certain other services. Management Fees and Other Expenses are reflected in the Fund's share price and are not charged directly to individual shareholder accounts. See "About the Fund" herein for further information.


   C. Example of Expenses. The hypothetical example illustrates the expenses associated with a $1,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table above and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of past or future Fund performance or expenses, both of which may vary.

                             ---------------------

                               PROSPECTUS PAGE I-3

                              FINANCIAL HIGHLIGHTS

        (for a share of common stock outstanding throughout each period)


    The following information regarding selected per share data and ratios of the Fund for the year ended September 30, 1996 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose unqualified report thereon is included in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The information regarding selected per share data and ratios of the Fund for each of the nine years in the period ended September 30, 1995 were audited by other independent accountants. All of the other independent accountants' reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. The Fund's Annual Report to Shareholders, which may be obtained upon request from the Fund without charge, contains further information about the performance of the Fund.


                                                                           For the Year ended September 30,
                                                   ---------------------------------------------------------------------------------
                                                     1996         1995        1994        1993        1992        1991      1990
                                                   --------     --------     -------     -------     -------     -------   -------
Net Asset Value, Beginning of Period.............. $  43.46     $  36.54     $ 36.21     $ 31.59     $ 32.21     $ 25.65   $ 32.23
                                                   --------     --------     -------     -------     -------     -------   -------
Income from Investment Operations:
 Net investment income............................      .47          .36         .26         .28         .42         .46       .45
 Net gain (loss) on securities (both realized and
   unrealized)....................................     5.00         8.53        1.34        8.00        4.96        8.41     (5.87)
                                                   --------     --------     -------     -------     -------     -------   -------
   Total from Investment Operations...............     5.47         8.89        1.60        8.28        5.38        8.87     (5.42)
                                                   --------     --------     -------     -------     -------     -------   -------
Less :
 Distributions from net realized gains............    (1.27)       (1.64)      (1.08)      (3.27)      (5.48)      (1.73)     (.60)
 Dividends from net investment income.............     (.38)        (.33)       (.19)       (.39)       (.52)       (.58)     (.56)
                                                   --------     --------     -------     -------     -------     -------   -------
   Total dividends and distributions..............    (1.65)       (1.97)      (1.27)      (3.66)      (6.00)      (2.31)    (1.16)
                                                   --------     --------     -------     -------     -------     -------   -------
Net Asset Value, End of Period.................... $  47.28     $  43.46     $ 36.54     $ 36.21     $ 31.59     $ 32.21   $ 25.65
                                                   ==========   ==========   ========    ========    ========    ========  ========
Total Return......................................    12.99%       26.01%       4.42%      28.41%      18.80%      37.28%   (17.34%)
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands)......... $389,382     $163,269     $68,399     $21,403     $12,195     $ 9,811    $10,772
 Ratio of expenses to average net assets..........     1.27%        1.28%       1.48%       1.74%       2.08%       2.00%     2.00%
 Ratio of net investment income to average net
   assets.........................................     1.21%        1.18%        .99%        .79%       1.20%       1.26%     1.45%
 Portfolio turnover rate..........................    17.84%       33.19%      28.45%      33.29%      53.03%      54.74%    35.95%
 Average Commission rate paid..................... $    .07+

                                                     1989        1988        1987
                                                    -------     -------     -------
Net Asset Value, Beginning of Period..............  $ 24.26     $ 30.49     $ 21.64
                                                    -------     -------     -------
Income from Investment Operations:
 Net investment income............................      .49         .56         .32
 Net gain (loss) on securities (both realized and
   unrealized)....................................     8.18       (5.39)       8.84
                                                    -------     -------     -------
   Total from Investment Operations...............     8.67       (4.83)       9.16
                                                    -------     -------     -------
Less :
 Distributions from net realized gains............       --       (1.18)         --
 Dividends from net investment income.............     (.70)       (.22)       (.31)
                                                    -------     -------     -------
   Total dividends and distributions..............     (.70)      (1.40)       (.31)
                                                    -------     -------     -------
Net Asset Value, End of Period....................  $ 32.23     $ 24.26     $ 30.49
                                                    ========    ========    ========
Total Return......................................    36.56%     (15.34%)     42.81%
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands).........  $13,794     $12,268     $19,854
 Ratio of expenses to average net assets..........     2.09%       1.82%*      1.96%*
 Ratio of net investment income to average net
   assets.........................................     1.81%       2.32%       1.20%
 Portfolio turnover rate..........................    42.20%      42.82%      46.52%
 Average Commission rate paid.....................


---------------

* After expense reimbursement.

+ Disclosure required, effective for reporting periods beginning after September 1, 1995.


                             ---------------------

                               PROSPECTUS PAGE I-4

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. The Fund's primary objective is also a fundamental policy of the Fund and may not be changed without shareholder approval. Current income is a secondary objective in the selection of investments. Such secondary objective is not a fundamental policy of the Fund and may be changed by a vote of a majority of the Board of Directors without a vote of the shareholders.


   The policy of the Fund is to invest in securities which are believed by the Advisor to offer the possibility of increase in value, for the most part common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with average price/earnings ratios of major market indices, e.g., Standard & Poor's 500 Index) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). Investments are then monitored by the Fund's Advisor for price movement and earnings developments. Once a security is purchased, it will generally be held in the portfolio until it no longer meets the Fund's financial or valuation criteria as determined by the Fund's Advisor.


   The Fund expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. Although there may be some short-term portfolio turnover, securities are generally purchased which the Advisor believes will appreciate in value over the long term. The Fund anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Fund, however, has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.

   The Fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

   Other than as considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a national securities exchange and other equity securities (common stocks or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase common stock, which in each case are considered equity securities by the Advisor. The Advisor rarely engages in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market

                             ---------------------

                               PROSPECTUS PAGE I-5
fluctuations. Although the Fund's portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents (e.g., short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements) when the Advisor is unable to identify attractive equity investments. Variable rate demand notes are non-negotiable instruments. The instruments the Fund invests in are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. With regard to repurchase agreements (which are agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price), in the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income or proceeds and lack of access to income and proceeds during this period; and (c) expenses of enforcing its rights.


   The above-described investment policies of the Fund will be applied in a manner considered prudent by the Advisor to achieve the Fund's investment objective of long-term capital appreciation. The Fund does not consider such policies to be fundamental and such policies may be changed by the Board of Directors without shareholder approval.


   The Fund expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars, and which meet the criteria for investment selection set forth above. Since 20% of the Fund's assets may consist of securities issued by foreign issuers, the Fund may be subject to additional investment risks for these securities that are different in some respects from those experienced by a fund which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the imposition of foreign withholding taxes on dividend and interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign investments, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such securities. With respect to the securities of foreign issuers which are denominated in foreign currencies, such risks also include the currency risk. Generally, the Fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to


                             ---------------------

                               PROSPECTUS PAGE I-6
the same accounting, auditing, financial record keeping and shareholder reporting standards and requirements as domestic issuers.

   There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the Fund will be realized or that any income will be earned. Moreover, the application of investment policies is basically dependent upon the judgment of the Advisor. A prospective purchaser of shares of the Fund should realize that there are risks in any policy dependent upon such judgment and that no representation is made that the objectives of the Fund will be accomplished or that there may not be substantial losses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor.

                                 ABOUT THE FUND

MANAGEMENT

   THE FUND. The Fund's Board of Directors is responsible for managing its business and affairs. The Fund is an open-end, diversified management investment company as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares. As a diversified investment company, the Fund's investments are subject to certain limitations as to investing in individual stocks and industry groups.

   THE ADVISOR. Schafer Capital Management, Inc. (the "Advisor"), 645 Fifth Avenue, New York, New York 10022, a Delaware corporation formed in 1984 and registered under the Investment Advisers Act of 1940, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement dated August 13, 1985 (the "Advisory Agreement"). The Advisor also serves as investment advisor to other equity accounts. An affiliate of the Advisor, Schafer Cullen Capital Management, Inc. serves as investment advisor to equity accounts for individuals, tax-exempt equity accounts, charitable foundation accounts and other equity accounts.


   Under the Advisory Agreement, the Advisor furnishes continuous investment advisory services and management to the Fund, subject to the authority of the Fund's Board of Directors. The Advisor selects the securities to be purchased and sold for, and administers the affairs of, the Fund. The Advisor also furnishes office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Advisor), and clerical, bookkeeping and administrative services for the Fund to the extent not provided by Strong Capital Management, Inc. ("Strong"), the Fund's transfer agent and dividend-disbursing agent, and accounting services agent. For its services, the Advisor receives a fee, payable monthly, at an


                             ---------------------

                               PROSPECTUS PAGE I-7
annual rate equal to 1% of the average daily net assets of the Fund. This fee is higher than that paid by most other mutual funds. For the year ended September 30, 1996, the advisory fee paid by the Fund amounted to 1% of the Fund's average daily net assets. The Fund's total expenses for the same period amounted to 1.27% of the Fund's average daily net assets.



   PORTFOLIO MANAGER. David K. Schafer, the Advisor's controlling person (within the meaning of the Investment Company Act) and sole shareholder, has been in the investment management business for more than twenty-five years. Mr. Schafer is the President of the Advisor and has been primarily responsible for the day-to-day management of the Fund's portfolio since October 1985, when the Fund commenced operations. Mr. Schafer is also a minority shareholder of Schafer Cullen Capital Management, Inc. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. In 1972, he joined the treasury department of INCO Ltd. to supervise the investment managers of that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital Management.


TRANSFER AND DIVIDEND-DISBURSING AGENT


   Strong Capital Management, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, acts as dividend-disbursing agent and transfer agent for the Fund. Strong is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses.


DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of Strong, acts as distributor of the shares of the Fund.

ORGANIZATION


   SHAREHOLDER RIGHTS. The Fund was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985. On January 10, 1996, the Board of Directors approved a change in the name of the Fund from Schafer Value Fund, Inc. to Strong Schafer Value Fund, Inc. The Fund's address is 645 Fifth Avenue, New York, New York 10022. The Fund has an authorized capital of 250 million shares consisting of only one class of stock -- Common Stock, $.10 par value. Shareholders are entitled to one vote per share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available therefore, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking-fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "How to Sell Shares" and "Determining Your Share Price" in the Shareholder


                             ---------------------

                               PROSPECTUS PAGE I-8

Manual section of this Prospectus) and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

   The Fund is not required to hold annual meetings of shareholders. However, special meetings may be called for such purposes as electing or removing directors, terminating or reorganizing the Fund, changing fundamental policies or voting on other matters when required by the Investment Company Act.

   SHAREHOLDER PRIVILEGES. The shareholders of the Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, the Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate any of these privileges or their use in any manner by any person or class.


   PRINCIPAL SHAREHOLDER. As of December 31, 1996, Charles Schwab & Co., Inc. ("Schwab") owned of record approximately 37% of the outstanding shares of the Fund. Schwab's record ownership of greater than 25% of the Fund's shares may result in it being deemed a controlling entity of the Fund.


DISTRIBUTIONS AND TAXES


   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund intends to distribute its net investment income (i.e., net income and gains, exclusive of net capital gains) and net capital gains (i.e., the excess of realized net long-term capital gains over net short-term capital loss), if any, less any available capital loss carryover, to shareholders annually. The Fund reserves the right, however, to declare and pay distributions of net investment income quarterly. Unless you choose otherwise, all distributions to you of net investment income and net capital gains will be automatically reinvested in full and fractional shares of the Fund, or you may elect to have your distributions automatically reinvested in shares of another Strong Fund. Shares are purchased at the net asset value next determined after the dividend payment and are credited to your account. As in the case of normal purchases, stock certificates are not issued unless requested. You will be advised of the number of shares purchased and the price following each reinvestment.


   You may withdraw from the dividend reinvestment program and elect to receive income dividends or capital gain distributions or both in cash at any time. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the Fund. If you request in writing that your dividends and other distributions be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.

                             ---------------------

                               PROSPECTUS PAGE I-9

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends that are derived from net investment income, whether paid in cash or reinvested in additional shares of the Fund or another Strong Fund. Such dividends will qualify for the 70% dividends received deduction available to corporations only to the extent the Fund's net investment income consists of qualifying dividend income from U.S. corporations. Distributions of net capital gain, when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

   If the Fund's distributions exceed its net investment income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. Except as discussed below, any such taxable gain or loss realized by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. If you purchase shares of the Fund within thirty days before or after redeeming or exchanging shares of the Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. Any loss realized by you upon the redemption or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gains received on such shares. If you redeem shares out of a retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you as described above even though it represents a return of a portion of your investment.

                             ---------------------

                              PROSPECTUS PAGE I-10

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish the Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all income dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUND. The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to Federal income taxes on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income each year. The Fund intends to distribute annually to its shareholders substantially all of its net investment income and net capital gains, if any (computed after taking into account any available capital loss carryover).
                            ------------------------

   The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. You are urged to consult your own tax advisors for more detailed information.

PERFORMANCE INFORMATION

   The Fund may advertise "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.

   Comparative performance information obtained from industry or financial publications may also be used. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

                             ---------------------

                              PROSPECTUS PAGE I-11

                  This page has been left blank intentionally.

                             ---------------------

                              PROSPECTUS PAGE I-12

                               SHAREHOLDER MANUAL


          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-4
          HOW TO SELL SHARES.....................  II-5
          SHAREHOLDER SERVICES...................  II-9
          REGULAR INVESTMENT PLANS............... II-10
          SPECIAL SITUATIONS..................... II-12


HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy the Fund's shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

-------------------------------------------------------------------------------
                         TO OPEN A NEW ACCOUNT
-------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                           or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to Strong Funds, 900 Heritage
                           Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                           establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863             exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                           open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                           registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by Strong's Investor Center in Menomonee
                           Falls, Wisconsin. Call 1-800-368-3863 for hours and
                           directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account by
                         wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                         - If you sign up for Strong's Automatic Investment
                           Plan when you open your account, the Fund will waive
                           its minimum initial investment (see chart on page
                           II-4).
                         - Complete the Automatic Investment Plan section on
                           the account application.
                         - Mail to the address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in the Fund through a
                           broker-dealer or other institution that may charge a
                           transaction fee.
                         - The Fund may only accept requests to purchase
                           shares into a broker-dealer street name account from
                           the broker-dealer.


                             ----------------------

                              PROSPECTUS PAGE II-2

--------------------------------------------------------------------------------
                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."

- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.

Or use Strong Direct(SM), Strong Funds' automated telephone response system. Call 1-800-368-7550.

--------------------------------------------------------------------------------

- Stop by Strong's Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically reinvested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- Strong cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by the Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

- The Fund reserves the right to decline to accept your purchase order upon receipt for any reason.


- Minimum Investment Requirements:


  ----------------------------------------------------------------------------

   To open a regular account...........................................$2,500

   To open an IRA or Defined Contribution account........................$250

   To open an UGMA/UTMA account..........................................$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50


   The Fund offers a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-11). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.

   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach the Fund's minimum initial investment), the Fund reserves the right to close your account. Before taking such action, the Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.


DETERMINING YOUR SHARE PRICE


   Generally, when you make any purchases, sales or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of regular trading on the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for the Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the Exchange closes at a time other

                             ----------------------

                              PROSPECTUS PAGE II-4
than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.

   The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange on which such securities are primarily traded or NASDAQ, as the case may be. Securities for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

   Securities quoted in foreign currency, if any, are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, when necessary, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption

                             ----------------------

                              PROSPECTUS PAGE II-5
request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.

   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations -- Signature Guarantees").


                             ----------------------

                              PROSPECTUS PAGE II-6

-----------------------------------------------------------------------------
                         TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
For your protection,       following information: your account number, the
certain redemption         dollar amount or number of shares you wish to
requests may require a     redeem, each owner's name, your street address, and
signature guarantee. See   the signature of each owner as it appears on the
"Special Situations --     account.
Signature Guarantees."   - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to 900 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                           the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE
                         Sign up for telephone redemption services when you
1-800-368-3863           open your account by checking the "Yes" box in the
24 HOURS A DAY,          appropriate section of the account application. To
7 DAYS A WEEK            add the telephone redemption option to your account,
                         call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares by phone and arrange to receive the
                         proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                           to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                           Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                           wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong Direct(SM), Strong Funds'
                         automated telephone response system. Call
                         1-800-368-7550.
-----------------------------------------------------------------------------
AUTOMATICALLY
                         You can set up automatic withdrawals from your
                         account at regular intervals. To establish the
                         Systematic Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER
                         You may also redeem shares through broker-dealers or
                         others who may charge a commission or other
                         transaction fee.


                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.

- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.

- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND

   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments in excess of such minimum undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Fund with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

                             ----------------------

                              PROSPECTUS PAGE II-8

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Fund reserves the right to refuse a telephone redemption if the Fund believes it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund's transfer agent reasonably believes that such instructions are genuine. The Fund's transfer agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund's transfer agent may incur liability if it does not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES


   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the back cover of this Prospectus or e-mail us at service@strong-funds.com.



   STRONG DIRECT(SM) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong Direct(SM) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). Your account information is protected by a personal code that you establish.


   STATEMENTS AND REPORTS. At a minimum, the Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.


                             ----------------------

                              PROSPECTUS PAGE II-9

   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.


   More complete information regarding the Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the back cover of this Prospectus.


   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.

   Please send your request to the address on the back cover of this Prospectus.


   Changes to your account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.


                              TRANSACTION SERVICES


   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Fund, the Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.


REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always

                             ----------------------

                              PROSPECTUS PAGE II-10
investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.


   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because the Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


   PAYROLL DIRECT DEPOSIT PLAN. Once you meet the Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize the Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax

                             ----------------------

                              PROSPECTUS PAGE II-11
purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.


   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.

   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund.

                             ----------------------

                              PROSPECTUS PAGE II-12

Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders' of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer agent-type and/or other administrative services relating to the Fund to their customers, provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from the Fund without the intervention of a financial intermediary.



   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:



- when you add the telephone redemption option to your existing account;

- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer on death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                             ----------------------

                              PROSPECTUS PAGE II-13

                                     NOTES

                                     NOTES

                       STRONG SCHAFER VALUE FUND, INC.

                           -----------------------

                     STATEMENT OF ADDITIONAL INFORMATION

                           -----------------------


STRONG FUNDS
P. O. Box 2936
Milwaukee, Wisconsin 53201
Telephone: (414) 359-1400
Toll-Free: (800) 368-3863
Device for the Hearing-Impaired:
(800) 999-2780

                                                               February 1, 1997


     This Statement of Additional Information is not a prospectus. A copy of the Prospectus dated February 1, 1997 (the "Prospectus") of Strong Schafer Value Fund, Inc. (the "Fund") may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above. The Prospectus provides the basic information about the Fund. This Statement of Additional information contains information in addition to and more detailed than that set forth in the Prospectus, and should be read in conjunction with the Prospectus.

                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----
Investment Objective and Policies ..................................2
Investment Restrictions ............................................2
Directors and Officers of the Fund .................................5
Principal Shareholders .............................................7
Investment Advisor and Investment
  Advisory Agreement ...............................................7
Distributor ........................................................9
Brokerage .........................................................10
Purchase, Redemption and Pricing of Shares ........................11
Tax Status ........................................................13
Performance Information ...........................................16

General Information ...............................................16
Portfolio Management...............................................20
Shareholder Reports ...............................................21
Custodian .........................................................21
Transfer Agent ....................................................21
Experts ...........................................................21
Additional Information ............................................22

                       INVESTMENT OBJECTIVE AND POLICIES

                 (SEE ALSO "INVESTMENT OBJECTIVE AND POLICIES"
                           IN THE FUND'S PROSPECTUS)


     The primary investment objective of the Fund is to seek long-term capital appreciation. Current income is a secondary objective in the selection of investments. The securities in which the Fund may invest are described under "INVESTMENT OBJECTIVE AND POLICIES" in the Fund's Prospectus.

     It is anticipated that the Fund will diversify its investments among various issuers in different industries. The Fund may, however, from time to time, invest up to 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

                            INVESTMENT RESTRICTIONS


     The policies set forth below are fundamental policies of the Fund and may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

          1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

          2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

          3. Make investments for the purposes of exercising control or management of any company.

          4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

          5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

          6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

          7. Invest in put or call options.

          Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without a vote of the shareholders, provide that the Fund may not:

          1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 20% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 20% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars.)

          2. Invest more than 5% of the value of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation.

          3. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

          4. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment advisor.

          5. Acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of its investment advisor beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          6. Purchase any interest in any oil, gas or any other mineral exploration or development program, including mineral leases.

          7. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

          8. Invest more than 5% of its net assets in warrants (valued at the lower of cost or market value) or more than 2% of its net assets in warrants not listed on the New York Stock Exchange or the American Stock Exchange (warrants acquired by the Fund in units or attached to securities to be considered without value for these purposes).

          9. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

                       DIRECTORS AND OFFICERS OF THE FUND


                  Set forth below is information about the directors and officers of the Fund. Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), are indicated by an asterisk (*).


Name and Business                   Position(s) Held                   Principal Occupation(s)
   Address                          with Fund                          and Other Affiliations
-------------                       -------------                      ----------------------
David K. Schafer*                   Director and                       Sole Director and
101 Carnegie Center                 President                          President, Schafer
Princeton, NJ 08540                                                    Capital Management, Inc.,
                                                                       a registered investment advisor, since
                                                                       June 1985; Chairman of the Board of
                                                                       Schafer Cullen Capital Management, Inc.,
                                                                       a registered investment advisor,
                                                                       since January 1983; President, Chubb
                                                                       Equity Managers Inc., a wholly-
                                                                       owned subsidiary of The Chubb
                                                                       Corporation, an insurance and
                                                                       financial services company, from
                                                                       October 1992 to October 1996;
                                                                       President, INCO Capital
                                                                       Management Inc., a registered
                                                                       investment advisor, from June 1978
                                                                       to December 1981.

James P. Cullen*                    Director and                       Vice President, Schafer
645 Fifth Avenue                    Vice President                     Capital Management, Inc.
New York, NY 10022                                                     since June 1985;
                                                                       President, Schafer Cullen Capital
                                                                       Management,Inc., since January
                                                                       1983; Vice President, Donaldson,
                                                                       Lufkin & Jenrette, registered
                                                                       broker/dealers, from January 1979 to
                                                                       December 1982.

Name and Business                   Position(s) Held                   Principal Occupation(s)
   Address                          with Fund                          and Other Affiliations
-------------                       -------------                      ----------------------
Eugene W. Potter, Jr.               Director                           Currently retired;
43 Elm Lane                                                            President of Investment
Bronxville,                                                            Management Services, a
NY  10708                                                              division of INCO Ltd, from July
                                                                       1981 to November 1986; Chairman,
                                                                       Management Investment Committee,
                                                                       INCO Ltd. prior thereto; Trustee,
                                                                       Capstone International Series Trust
                                                                       (formerly Investors International
                                                                       Series Trust), since May 1986.

Brendan J. Spillane                 Secretary and                      Secretary and Treasurer,
645 Fifth Avenue                    Treasurer                          Schafer Capital Management,
New York, NY  10022                                                    Inc. since May, 1989;
                                                                       Treasurer and Equity
                                                                       Research Analyst, Schafer
                                                                       Cullen Capital Management,
                                                                       Inc. since May 1989; Senior
                                                                       Accountant,Price Waterhouse,
                                                                       independent accountants, from
                                                                       August 1985 to April 1989; Certified
                                                                       Public Accountant since November
                                                                       1988.


                  As of December 31, 1996, officers and directors of the Fund as a group owned an aggregate of 86,599 shares of the Fund. Each director of the Fund, other than Messrs. Schafer and Cullen, is paid a director's fee of $1,000 during each calendar quarter plus $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings.

                  The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or its investment advisor, as defined in the Investment Company Act. The aggregate compensation paid by the Fund to its sole director who is not such an interested person during its fiscal year ended September 30, 1996 is set forth below. The Fund's investment advisor does not provide investment advisory services to any other registered investment company, and therefore the Fund's directors receive compensation only from the Fund. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.

                                                    Aggregate
                  Name of Non-Interested            Compensation
                  Director of the Fund              from the Fund
                  ----------------------            -------------
                  Eugene W. Potter                  $6,000



                             PRINCIPAL SHAREHOLDERS


                  At December 31, 1996, the following persons were known to the Fund to be the owners of record of 5% or more of the outstanding shares of the
Fund:


                                              Amount of                       % of
Name                                      Record Ownership             Outstanding Shares
----                                      ----------------             ------------------
Charles Schwab & Co., Inc.                  3,707,124                           36.8
101 Montgomery Street
San Francisco, CA 94104

National Financial Services                   553,966                            5.5
Church Street Station
P.O. Box 3908
New York, NY 10008-3908

              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENT


                  On July 15, 1996, the Board of Directors of the Fund, including the sole director who is not an interested person of the Fund (as defined in the Investment Company Act), last approved the continuation of the appointment of Schafer Capital Management, Inc. (the "Advisor"), 645 Fifth Avenue, New York, New York 10022, to furnish continuous investment advisory services and management to the Fund pursuant to an Investment Advisory Agreement dated August 13, 1985 (the "Advisory Agreement"). The Advisory Agreement was approved by the Fund's shareholders on January 21, 1987.

                  Mr. Schafer, President and a Director of the Fund, is also President and sole Director of the Advisor. Mr. Cullen, Vice President and a Director of the Fund, is also Vice President of the Advisor. Mr. Spillane, Secretary and Treasurer of the Fund, is also Secretary and Treasurer of the Advisor. All of the outstanding stock of the Advisor is owned by Mr. Schafer.

                  A discussion of the advisory fee payable to the Advisor is included under the caption "ABOUT THE FUND -- THE ADVISOR" in the Prospectus. For the years ended September 30, 1996, 1995 and 1994, the Fund paid the Advisor $2,649,217, $964,453 and $417,749, respectively.

                  Under the Advisory Agreement and subject to the general supervision of the Fund's Board of Directors, the Advisor is responsible for making and implementing investment decisions for the Fund. In addition, the Advisor furnishes office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Advisor), and clerical and bookkeeping services for the Fund to the extent not provided by the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent. The Fund pays all other expenses of its operation, including, without limitation, interest, taxes and any governmental filing fees; brokerage commissions and other costs incurred in connection with the purchase or sale of securities; compensation and expenses of its directors, other than those who are interested persons of the Advisor; legal and audit expenses; the fees and expenses of the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent; expenses relating to the redemption of shares; expenses of servicing shareholder accounts; fees and expenses related to the registration and qualification of the Fund and its shares under Federal and state securities laws; expenses of printing and mailing reports, notices and proxy material to shareholders; insurance premiums for fidelity and other insurance coverage; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; and any nonrecurring expenses, including actions, suits or proceedings to which the Fund is a party and any obligation which the Fund may incur to indemnify others. The Advisor has agreed to reimburse the Fund on a monthly basis for all expenses incurred in any fiscal year (exclusive of taxes, interest, brokerage fees and extraordinary expenses) which in the aggregate exceed the lowest applicable percentage limitation prescribed by any state in which the Fund's securities are qualified for sale. The Fund believes that it is not subject to any such percentage limitation at December 31, 1996.

                  The Advisory Agreement provides that the Advisor shall have no liability to the Fund or its shareholders in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement.

                  The Advisory Agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect until August 13, 1997 (unless sooner terminated) and thereafter for successive one-year periods so long as it is approved annually (a) by a majority of the directors who are not interested persons of the Fund or of the Advisor, as defined in the Investment Company Act, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors of the Fund or by the vote of shareholders described under "Investment Restrictions."

                  Certain of the Advisor's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Advisor. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more clients are selling such security, or purchases or sales of the same security may be made for two or more clients on the same day. In any such event, such transactions will be averaged as to price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased by or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund. The sale of the Fund's shares is not a determining factor in these transactions.

                  The Fund has no proprietary or exclusive rights in the names "Strong" or "Schafer" or any logo or service mark furnished by Strong (as hereinafter defined) or the Advisor, and may use such names and any such logos or service marks only so long as the arrangements with Strong referred to in the following paragraph and the Advisory Agreement with the Advisor, respectively, remain in effect.

                  On January 10, 1996, the Advisor entered into a non-binding letter of intent with Strong Capital Management, Inc. ("Strong") which provides for, among other things, the Advisor and Strong to negotiate agreements (i) designating Strong to assume certain responsibilities relating to the marketing of the Fund's shares and calling for the Advisor to compensate Strong for such activities and (ii) providing Strong the right to acquire, in the future, an interest in the Advisor in a form yet to be negotiated, subject to the satisfaction of certain substantive conditions (and subject to satisfaction of applicable regulatory requirements). Strong is located in Milwaukee, Wisconsin and currently manages approximately $23 billion in equity and fixed income assets, including the Strong Family of Funds, a family of more than 25 diversified and non-diversified no-load mutual funds. Pending negotiation of definitive agreements as referred to above, Strong is currently marketing the Fund as part of the Strong Family of Funds pursuant to the terms of the letter of intent. These arrangements are believed not to have resulted in, and are not expected to result in, any material changes in the investment management of the Fund's portfolio.


                                  DISTRIBUTOR

                  Pursuant to a distribution agreement dated as of January 10, 1996, Strong Funds Distributors, Inc., an affiliate of Strong, has agreed to act at the request of the Fund and the Advisor as the Fund's agent to effect the distribution of the Fund's shares in certain jurisdictions in which the Fund is not authorized to distribute its shares directly. Strong Funds Distributors, Inc. is not entitled to receive any compensation from the Fund for its services under the agreement. The agreement may be terminated at any time (a) by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Strong Funds Distributors, Inc. and the Advisor or (b) by Strong Funds Distributors, Inc. on 60 days' written notice to the Fund and the Advisor. The agreement shall terminate in the event of its assignment by Strong Funds Distributors, Inc. If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board of Directors or stockholders of the Fund, and, in either event, by a majority of those directors who are not interested persons of any party to the agreement.

                  From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                  The Fund's distributor for the years ended September 30, 1995 and 1994 was Lazard Freres & Co. For the years ended September 30, 1995 and 1994, the Fund paid brokerage commissions of $26,838 and $11,151, respectively, to Lazard Freres & Co.

                                   BROKERAGE


                  The Advisor is responsible for selecting brokers and dealers to effect purchases or sales of securities for the account of the Fund. In selecting such brokers, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities), the broker's familiarity with the security and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. For the years ended September 30, 1996, 1995 and 1994, the Fund paid total brokerage commissions of $625,019, $331,297 and $141,926, respectively. The Fund's annual portfolio turnover rate is set forth in the Prospectus under "FINANCIAL HIGHLIGHTS."

                  In allocating the Fund's brokerage, the Advisor will also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Advisory Agreement. As permitted by the Advisory Agreement and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may pay brokers higher brokerage commissions than might be available from other brokers if the Advisor determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients.

                  The Advisor has entered into an arrangement with Strong whereby Strong has assumed certain administrative responsibilities with respect to the execution of portfolio trades on behalf of the Advisor, including trades which the Advisor may effect on behalf of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


                  For a general discussion of how shares of the Fund are purchased and redeemed and how the Fund values such shares for such purposes, see "HOW TO BUY SHARES", "HOW TO SELL SHARES" AND "DETERMINING YOUR SHARE PRICE" in the Shareholder Manual section of the Prospectus. Such discussions are incorporated herein by reference.

                  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Strong's post office box, of purchase applications or redemption requests does not constitute receipt by Strong or the Fund.

                  Broker-dealers which effect purchases or sales of shares of the Fund on behalf of their customers may impose a transaction charge on such customers for performing such services. No such transaction charge is imposed if shares are purchased directly from the Fund, without the employment of the services of a broker-dealer.

                  From time to time, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the intermediaries' customers may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. See also "Investment Advisor and Investment Advisory Agreement" and "Brokerage" for a description of certain arrangements entered into, or expected to be entered into, between the Advisor and Strong.

                  The Fund, in its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund may acquire such securities consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets.

Retirement Programs

                  The Fund makes available a Defined Contribution Plan with options including a profit-sharing plan (which may include a 401(k) arrangement), a money purchase pension plan and a paired plan (a combination of a profit-sharing plan and a money purchase pension plan), a so-called 403(b)(7) Plan, IRAs and Simplified Employee Pension Plans ("SEPs") (including Salary Reduction SEPs). Contributions to each are invested, and dividends and distributions are automatically reinvested, in shares of the Fund. The Fund may also be an investment option under 401(k) Plans. A Defined Contribution Plan may be adopted by self-employed individuals, partners or an employer to provide retirement benefits for themselves and their employees. The Defined Contribution Plan may include a 401(k) arrangement which permits employees to make pre-tax contributions and earn tax-deferred income. Such a plan may also provide for employer contributions. The 403(b)(7) Plan is a tax-sheltered custodial account available for use by eligible employers, such as certain educational, non-profit, hospital and charitable organizations. An IRA is available to anyone under age 70 1/2 who has earned income. A SEP, which may be adopted by certain employers, permits an employee to make deductible contributions to separate IRA accounts for each eligible employee. If a Salary Reduction SEP has been adopted on or before December 31, 1996, eligible employees may make pre-tax contributions to an IRA account. A Salary Reduction SEP may not be adopted by any employer after December 31, 1996.

                  Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 and 100% of compensation includible in gross income for the year. For a married couple, in general, the maximum contribution allowable for each spouse each year to an IRA is $2,000, provided that the combined compensation of both spouses that is includible in gross income is at least $4,000. Under certain circumstances, a contribution to an IRA will be tax-deductible. The maximum annual contribution allowable to a Defined Contribution Plan is the lesser of (i) $30,000 and (ii) 25% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Defined Contribution Plan contributions) for the year. Additionally, the maximum deduction allowable each year for contribution to the profit sharing plan option of a Defined Contribution Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Defined Contribution Plan contributions) for the year. Generally, the maximum annual contribution allowable for a 403(b)(7) Plan is the lesser of (i) the same limit described above applicable to a Defined Contribution Plan and (ii) an amount equal to the excess of the individual's years of service times 20% of his or her compensation for the most recent year over the amounts previously contributed to any plan for all prior years, and
(iii) if the contributions made to the 403(b)(7) Plan are made through salary reduction, an amount equal to $9,500. Under a SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 and 15% of an employee's compensation for the year or a self-employed individual's earned income (i.e., net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under the Defined Contribution Plan and a SEP for any year cannot exceed $150,000 as increased by the cost-of-living adjustments for the calendar years after 1994 as determined by the Internal Revenue Service (the $150,000 amount has been increased to $160,000 for the year 1997). A self-employed individual may contribute to either a Defined Contribution Plan or a SEP and, in either case, may also contribute to an IRA.

                  The custodial agreements for the Defined Contribution Plan 403(b)(7) Plan, IRAs and SEPs provide that Firstar Trust Company, Milwaukee, Wisconsin, will provide the custodial service unless a different custodian is specified. The annual maintenance fee payable to Firstar Trust Company with respect to each participant in the Defined Contribution Plan, 403(b)(7) Plan, an IRA or a SEP is at present $10.00 and, in the case of an IRA, will automatically be deducted from each IRA account in September, unless paid prior thereto. These fees may be changed at any time. If a custodian other than Firstar Trust Company is specified, fees will be determined by such custodian.

                  The Defined Contribution Plan has been approved by the Internal Revenue Service for use by employers or self-employed persons as a plan qualified under Section 401 of the Internal Revenue Code. The Internal Revenue Service has also approved the money purchase pension plan and profit sharing plan options of the Defined Contribution Plan as a paired plan with the result that employers or self-employed persons may adopt either or both of such plans. The 403(b)(7) Plan is intended to comply with applicable requirements of the Internal Revenue Code for use by eligible employers, such as certain educational, non-profit, hospital and charitable organizations. Copies of the Defined Contribution Plan and 403(b)(7) Plan may be obtained from the Fund. The IRA Custodial Agreement has not been submitted to the IRS for approval because it incorporates IRS Form 5305-A which makes such submission unnecessary.

                  The Fund makes available IRS Forms 5305-SEP and 5305A-SEP for employers or self-employed persons who want to establish a SEP. As stated above, however, a Salary Reduction SEP may not be adopted by an employer after December 31, 1996.

                  The employer or individual, as the case may be, should consult his or her tax advisor or attorney as to the applicability of the Defined Contribution Plan, 403(b)(7) Plan, SEP or IRA to his or her particular circumstances. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of the Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.

                  For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Tax Status" below.


                                   TAX STATUS


                  The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. To so qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or other specified instruments held for less than three months and
(iii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

                  As a regulated investment company, the Fund is generally not subject to U.S. Federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income exclusive of net long-term capital gains) each year.

                  If the Fund purchases shares in a foreign corporation treated as a "passive foreign investment company" ("PFIC") for U.S. Federal income tax purposes, however, the Fund may be subject to U.S. Federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a qualified electing fund election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively, pursuant to Proposed Treasury regulations (which are not yet effective), the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would (subject to certain exceptions) generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it receives in that year from the PFIC.

                  A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year and
(iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

                  For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for Federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

                  If the net asset value of shares is reduced below a shareholder's cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For Federal income tax purposes the shareholder's original cost continues as his tax basis and on redemption his gain or loss is the difference between such basis and the redemption price.

                  Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Defined Contribution Plan or 403(b)(7) Plan, where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. Also, all qualified plans and 403(b) plans must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another vehicle such as an IRA within 60 days, the shareholder will have to contribute to the IRA the amount of the distribution (after withholding) plus an amount equal to the amount withheld. The amount withheld can be applied to reduce the shareholder's Federal income tax liability and may be refunded to the shareholder upon filing a Federal income tax return if it exceeds such tax liability. If the amount withheld is not rolled over into the IRA, it will be subject to income tax plus, if the shareholder has not attained age 59-1/2, an additional 10% penalty tax may apply.

                  The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their own tax advisers for a complete discussion of the impact of these rules on such distributions.


                  The foregoing is only a general summary of certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.

                  The tax consequences to a foreign shareholder of the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                  Distributions to shareholders may also be subject to state and local taxes. Investors are urged to consult their own tax advisors regarding the application of Federal, state and local tax laws.

                            PERFORMANCE INFORMATION


                  The annual rate of return of the Fund varies and during the five year period ended December 31, 1996 ranged from -4.28% in 1994 to 34.15% in 1995. The compounded annual rates of return of the Fund for the one, five and ten year periods ended December 31, 1996 were 23.17%, 18.40% and 16.25%, respectively, computed in accordance with the rules for standardized computation of performance as established by the Securities and Exchange Commission. Such rules for standardized computation of performance provide for determining percentage changes, carried out to two decimal places, based on changes in net asset value as described under "ABOUT THE FUND -- PERFORMANCE INFORMATION" in the Prospectus.

                  The Fund's performance will vary from time to time and an investor's shares, when redeemed, may be worth more or less than their original cost. Past results should not be considered representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of its portfolio, and operating expenses. No adjustment is made in reporting performance for taxes payable by shareholders on reinvested income dividends and capital gains distributions.


                              GENERAL INFORMATION


Portfolio Characteristics

                  In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns and breakdowns by geographic region.

Measures of Volatility and Relative Performance

                  Occasionally, statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market Index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Index. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                                 2
         Standard deviation = the square root of [SIGMA] (xi - xa)
                                                 -----------------
                                                        n-1


where:       [SIGMA] = "the sum of",
                  x  = each individual return during the time period.
                   i
                  x  = the average return over the time period, and
                   a
                  n  = the number of individual returns during the time period.

                  Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added and a negative alpha quantifies the value that the fund manager has lost.

                  Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Investment Environment

                  Discussions of economic, social and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include but are not limited to changes in interest rates, political developments, the competitive environment, customer behavior, industry trends, technological advances, macroeconomic trends and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's various interpretations of such factors.

Eight Basic Principles For Successful Mutual Fund Investing

                  These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them, please contact Strong at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash you help protect against poor performance in one type of investment while building investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information. . . make up your own mind. And choose a fund company that helps you make informed investment decisions.


Strong Retirement Plan Services

                  Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Strong's retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

                  The retirement plan services offered by Strong focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, acquisition specialist (if applicable), an accounting manager, a legal/technical manager and an education/communications educator.

3.       Women-owned businesses.

4.       Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

                  The retirement plans offered by Strong are designed to be streamlined and simple to administer. To this end, Strong has invested heavily in the equipment, systems and people necessary to adopt or convert a plan and to keep it running smoothly. Strong provides all aspects of the plan, including plan design, administration, recordkeeping and investment management. To streamline plan design, Strong provides customizable IRS-approved prototype documents. Strong services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

                  The Fund strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the Strong family of mutual funds as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

                  Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that Strong provides. Strong's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, Strong provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

                  Strong's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. Strong is committed to delivering accurate and timely information, evidenced by straightforward, complete and understandable reports, participant account statements and plan summaries.

                  Strong has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions or leave questions answered in the way that is most comfortable for them.

Strong Financial Advisors Group

                  The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the Fund, access to its portfolio manager through special conference calls, consolidated mailings of duplicate confirmation statements, access to Strong's network of regional representatives and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.


                              PORTFOLIO MANAGEMENT

                  The Fund's portfolio manager works with analysts, traders and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience and other credentials.


The Advisor's investment philosophy includes the following basic beliefs:

         - Stocks with lower P/E ratios and higher growth rates than the Standard & Poor's 500 Index are attractive investment candidates for value-oriented investors.

         - Market timing is rarely successful. Instead, the Advisor maintains a long-term perspective, normally remaining fully invested regardless of market conditions.

         - Allocating relatively equal weighting to portfolio holdings ensures a disciplined, rational approach to the investment process.

         - Since the Advisor invests in a limited number of stocks, its selection of holdings typically requires a judicious buy and sell discipline.

The Advisor employs a value-oriented management style that focuses on mid-to large- capitalization stocks. The investment process generally includes roughly equally weighting each issue and holding a relatively limited number of stocks in the portfolio. The Advisor generally utilizes a "buy and hold" strategy, but remains aware of the status of each individual holding. As a result of this long-term approach, the Fund typically has a low annual turnover rate (50% or less). As the Advisor identifies attractive new investments, current Fund holdings are evaluated to determine sell candidates.


                              SHAREHOLDER REPORTS


                  An annual report will be issued to shareholders after the close of each fiscal year, which ends September 30. This report will include financial statements for the Fund audited by the Fund's independent accountants, Coopers & Lybrand L.L.P. A semi-annual report will also be issued to the Fund's shareholders. The Fund's financial statements appearing in its Annual Report to Shareholders dated September 30, 1996, together with the report of Coopers & Lybrand L.L.P. thereon, are incorporated by reference in this Statement of Additional Information.


                                   CUSTODIAN


                  Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, acts as custodian of the cash and securities of the Fund. The custodian holds all cash and, directly or through a book entry system or an agent, securities of the Fund, delivers and receives payment for securities sold by the Fund, collects income from investments of the Fund and performs other duties, all as directed by officers of the Fund. The custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Fund.

                                 TRANSFER AGENT

                  Strong acts as the Fund's transfer agent, shareholder servicing agent and fund accounting services agent.

                                    EXPERTS


                  Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. As such, they are responsible for auditing the financial statements of the Fund. The financial statements of the Fund for its fiscal year ended September 30, 1996 included in the 1996 Annual Report, incorporated herein by reference, have been audited by Coopers & Lybrand L.L.P. The statement of changes in net assets for the year ended September 30, 1995 and the financial highlights for each of the four years in the period ended September 30, 1995 included in the 1996 Annual Report were audited by other independent accountants, whose report dated October 27, 1995, expressed an unqualified opinion on such financial statement and financial highlights.

                             ADDITIONAL INFORMATION


                  The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed electronically with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the public reference facilities maintained by the Commission in Washington, D.C.

                                     PART C

                                OTHER INFORMATION

Item 24.             Financial Statements and Exhibits

(a)    Financial Statements.

       Included in Part A of this Registration Statement:

       Financial Highlights

       Included in Part B of this Registration Statement:

       Report of Independent Accountants*
       Statement of Assets and Liabilities as of September 30, 1996*
       Schedule of Investments as of September 30, 1996*
       Statement of Operations for the Year Ended September 30, 1996*
       Statement of Changes in Net Assets for the Year Ended September 30, 1996
                     and the Year Ended September 30, 1995*

Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

(b)    Exhibits.

       1.1       Articles of Incorporation*****
       1.2       Certificate of Correction of Articles of Incorporation*****
       1.3       Change of Resident Agent and Address and Principal office*****
       1.4       Articles of Amendment*****
       1.5 Articles Supplementary regarding increase in the number of authorized shares
       2.        By-Laws of the Registrant, as amended *****
       3.        Not Applicable
       4.        Specimen stock certificate**
       5. Investment Advisory Agreement between the Registrant and Schafer Capital Management, Inc.*****
       6. Distribution Agreement between the Registrant and Strong Funds Distributors, Inc.*****
       7.        Not Applicable
       8. Custodian Agreement between the Registrant and First Wisconsin Trust Company (now Firstar Trust Company)***;
                 and the Schedule of Remuneration****
       9.1 Shareholder Servicing and Transfer Agent Agreement between the Registrant and Strong and Shareholder Servicing Fee Schedule*****

       9.2 Fund Accounting Servicing Agreement between the Registrant and Strong and Fund Valuation and Accounting Annual Fee Schedule*****
       9.3 Trading Agreement between the Advisor and Strong and Addendum to Trading Agreement
       10.       Opinion and Consent of Whitman and Ransom**
       11.       Consent of Independent Accountants
       12.       Not Applicable
       13.       Not Applicable
       14.1 Amended Prototype Defined Contribution Retirement Plan with Standardized Adoption Agreements*****
       14.2      Amended Individual Retirement Custodial Account*****
       14.3      Amended Section 403(b)(7) Retirement Plan*****
       15.       Not Applicable
       16.       Schedule for Computation of Performance Quotations
       17.       Financial Data Schedule

---------------

* Incorporated by reference from the Annual Report to Shareholders for the year ended September 30, 1995.

** Previously filed in Pre-Effective Amendment No. 1 on October 17, 1985 and hereby incorporated by reference.

*** Previously filed in Post-Effective Amendment No. 5 on January 31, 1990 and hereby incorporated by reference.

**** Previously filed in Post-Effective Amendment No. 10 on February 1, 1995 and hereby incorporated by reference.

***** Previously filed in Post-Effective Amendment No. 11 on February 1, 1996 and hereby incorporated by reference.

Item 25.        Persons Controlled by or under Common Control with Registrant.

                None.

Item 26.        Number of Holders of Securities.

                As of December 31, 1996, the number of record holders of each class of securities of the Registrant was as follows:

                                                               Number of
           Title of Class                                      Record Holders
           --------------                                      --------------
           Common Stock, $.10 par value......                      15,358


Item 27.             Indemnification.

                     Article XII of the Registrant's By-Laws provides for indemnification of the Registrant's directors and officers under certain circumstances. Such By-Laws are incorporated by reference herein.

Item 28.             Business and Other Connections of Investment Adviser.

                     Schafer Capital Management, Inc., registrant's investment adviser, also acts as investment adviser to certain other clients.

                     David K. Schafer, a director and officer of Schafer Capital Management, Inc., is also Chairman of the Board of Schafer Cullen Capital Management, Inc., 645 Fifth Avenue, New York, New York 10022.

                     James P. Cullen, an officer of Schafer Capital Management, Inc., is also President of Schafer Cullen Capital Management, Inc.

                     Schafer Cullen Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Item 29.             Principal Underwriters.

                     Not Applicable.

Item 30.             Location of Accounts and Records

                     Such records are located at:

                     1.        Strong Schafer Value Fund, Inc.
                               645 Fifth Avenue
                               New York, New York  10022

                     2.        Strong Capital Management, Inc.
                               100 Heritage Reserve
                               Menomonee Falls, Wisconsin  53051

                     3.        Firstar Trust Company
                               Mutual Fund Services
                               P.O. Box 701
                               Milwaukee, Wisconsin  53201-0701

                     4.        Sidley & Austin
                               One First National Plaza
                               Chicago, Illinois  60603

Item 31.             Management Services.

                     Not Applicable.

Item 32.             Undertakings.

                     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant has also been advised that in the opinion of the Securities and Exchange Commission it may, under the Investment Company of 1940, advance attorney's fees or other expenses incurred by its directors, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as least one of the following conditions is met prior to the advance: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be bound entitled to indemnification.

                                   SIGNATURES


                    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of January, 1997.

                                            SCHAFER VALUE FUND, INC.

                                            By:   /s/ David K. Schafer
                                               ---------------------------
                                                     David K. Schafer,
                                                     President

                    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 29, 1997 by the following persons in the capacities indicated.

          Name                                           Title
          ----                                           -----

  /s/ David K. Schafer                             Director and President
-------------------------
        David K. Schafer

 /s/ Brendan Spillane                              Secretary and Treasurer and
-------------------------                          Principal Financial and
       Brendan Spillane                            Accounting Officer

       *                                           Director and Executive
-------------------------                          Vice President
       James P. Cullen

       *                                           Director
------------------------
       Eugene W. Potter, Jr.

*By: /s/ David K. Schafer
     ---------------------
      David K. Schafer
     (Attorney-in-fact)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                   FILED WITH
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                                       AND
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                         STRONG SCHAFER VALUE FUND, INC.
               (Exact name of Registrant as specified in Charter)



                                                                    EDGAR
                                                                    Exhibit
Exhibit Number          Description of Exhibit                      Number
--------------          ------------------------                    ------

    1.5                 Articles Supplementary
                        regarding increase in the
                        number of authorized shares

    9.3                 Trading Agreement between the
                        Advisor and Strong and Addendum
                        to Trading Agreement

    11                  Consent of Coopers & Lybrand L.L.P.

    16                  Schedule for Computation of
                        Performance Quotations

    17                  Financial Data Schedule